Universal Biosensors Inc

Annual General Meeting 30 June 2021

©Copyright Universal Biosensors 2021. Private and confidential.

Universal Biosensors

Important Disclaimer

Presentation

This presentation is intended to provide a general outline only and is not intended to be a definitive statement on the subject matter. This presentation is not financial advice and has been prepared without taking into account the objectives, financial situation or needs of a particular person.

Company

Neither the Company, nor its officers or advisors or any other person warrants the accuracy of the analysis herein or guarantees the investment performance of the Company. Investors must make their own independent assessment of the Company and undertake such additional enquiries as they deem necessary or appropriate for their own investment purposes.

Statements

The statements contained in this presentation that are not purely historical are forward-looking statements within the meaning of the United States Exchange Act. Forward-looking statements in this presentation include statements regarding our expectations, beliefs, hopes, intentions or strategies.
All forward-looking statements included in this presentation are based upon information available to us as of the date hereof, and we assume no obligation to update any such forward-looking statement as a result of new information, future events or otherwise. Our actual results could differ materially from our current expectations.

Risk

The Company is subject to a number of risks. For a summary of key risks, refer to the Company's most recent Form 10-K filed with the United States Securities and Exchange Commission and the Australian Securities Exchange.

Securities

Under applicable United States securities laws all of the shares of our common stock are "restricted securities" as that term is defined in Rule 144 under the Securities Act of 1933, as amended. Restricted securities may be resold in the public market to United States persons as defined in Regulation S only if registered for resale or if they qualify for an exemption from registration under the Securities Act. We have not agreed to register any of our common stock for resale by security holders.

Placing the universal power of biosensors into the hands of those who need it

©Copyright Universal Biosensors 2021. Private and confidential.

Universal Biosensors

Future of UBI

UBI is a biosensor company and world leader in electrochemical cell technology with a long history of innovation and establishing global partnerships.

We have moved away from defining ourselves as a Research and Development (R&D) company with long lead times and expensive research programs.

We have licensed and partnered new technology and new biosensors with global applications.

UBI's biosensor technology platform has been used to deliver more than 10 billion diagnostic tests to patients worldwide generating billions of dollars in sales.

Our ambition is to build a multi product stable of biosensors in large markets which generate ongoing revenue streams.

©Copyright Universal Biosensors 2021. Private and confidential.

Universal Biosensors

Achievements

12 months ended 30 June 2021

Sales up 200% (3x).

Xprecia Stride sales up 110%.

Sentia Sales approaching $1m.



$m
Sales Revenue for H1 2021
Up 200%
3.000
2.500
2.000
1.500
1.000
0.500
-
January
February
March
April
May
June



$m
Coagulation Revenue for H1 2021
Up 110%
1.800
1.500
1.200
0.900
0.600
0.300
-
January
February
March
April
May
June



$m
Sentia Revenue for H1 2021
1.000
0.800
0.600
0.400
0.200
-
January
February
March
April
May
June

H1FY2021 (including June Forecast)
H1FY2020

Placing the universal power of biosensors into the hands of those who need it

©Copyright Universal Biosensors 2021. Private and confidential.

Universal Biosensors

Achievements

12 months ended 31 December 2021

Strong cash position.



Cash Balance
30,000,000
25,000,000
20,000,000
15,000,000
10,000,000
5,000,000
0
26.1
25.4
24.8
23.7
23.0
22.4
21.0
18.9
18.1
19.4
18.2
16.9
Jan-21
Feb-21
Mar-21
Apr-21
May-21
Jun-21
Jul-21
Aug-21
Sep-21
Oct-21
Nov-21
Dec-21
Actual
Forecast

Placing the universal power of biosensors into the hands of those who need it

©Copyright Universal Biosensors 2021. Private and confidential.

Universal Biosensors

Achievements

12 months ended 30 June 2021

UBI launched "Sentia Wine Analyzer".

- **UBI's first new product in 7 years.**
- **Sentia delivers testing specificity and sensitivity, significant productivity gains, flexibility and cost savings to the wine industry.**
- **First Sentia product (FSO_2) delivered during March 2021.**
- **Distribution deals, agreements and first sales made in:**
  - ✓ Australia,
  - ✓ USA,
  - ✓ France,
  - ✓ Italy,
  - ✓ Germany,
  - ✓ Spain,
  - ✓ Portugal,
  - ✓ Switzerland,
  - ✓ New Zealand,
  - ✓ South Africa,
  - ✓ Canada and
  - ✓ Chile.

©Copyright Universal Biosensors 2021. Private and confidential.

Universal Biosensors

Achievements

12 months ended 30 June 2021

Xprecia Stride sales up 110%.

Agreed 7 new distribution deals for Xprecia Stride in Germany, Switzerland, Poland, Malaysia, Romania and Macedonia.

Installed base of over 3,500 units throughout the world and sold in 36 countries.

Good progress on Xprecia Prime (next generation of Xprecia Stride):

- Regulatory pathway agreed,
- Clinical trial preparation underway,
- CRO identified and agreed,
- USA clinical trial sites identified and in process of being secured,
- FDA and European approval anticipated towards end of 2022.

©Copyright Universal Biosensors 2021. Private and confidential.

Achievements

12 months ended 30 June 2021

Entered into a global exclusive License Agreement with LifeScan Global Corporation ("LifeScan") to develop a biosensor, test strip and meter to be used for the detection and monitoring of diabetes in animals.

Developed 238 new technology contacts and collaborations from 117 different institutions (academic, research centers & corporates) across the globe.

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Universal Biosensors

Achievements

12 months ended 30 June 2021

UBI has successfully:

- Secured a global exclusive License with Deakin University, Swinburne University of Technology, University of Wollongong and Lubris BioPharma for the development of the Tn Antigen cancer biomarker using UBI's handheld electrochemistry platform technology.
- Successfully completed the proof of concept for the detection of cancer using UBI's Tn Antigen biosensor from a finger prick of whole blood samples.

©Copyright Universal Biosensors 2021. Private and confidential.

Universal Biosensors

Achievements

12 months ended 30 June 2021

Successfully secured a global exclusive License with Lubris BioPharma for the supply of Lubricin.

Lubricin is a substance that:

- **Increases UBI's detection limits by 1 million times (or better),**
- **Delivers unprecedented sensitivities in raw unprocessed bodily fluid samples (finger prick samples).**

Dr Wren Greene Senior Fellow at Deakin University Frontier Materials has worked with Professor Simon Moulton and Dr Saimon Moraes Silva of the School of Software and Electrical Engineering at Swinburne University, and colleagues at the University of Wollongong over the past five years to develop a biosensor for Tn antigen using lubricin.

"Unlike other biochemical anti adhesive coatings, lubricin has virtually no impact on the electrical processes enabling unprecedented sensitivities in raw, unprocessed bodily fluid samples."

©Copyright Universal Biosensors 2021. Private and confidential.

Achievements

12 months ended 30 June 2021

Current, motivated and dedicated workforce.

Since 1 July 2020, UBI has rebuilt and turned over 45% of the workforce, added a further 6 people whilst saving $70,000 on the annual salary bill.

Signed a service agreement with Swinburne University and Deakin to lock in key staff and inventors to work exclusively with UBI to develop new biosensors including Tn Antigen and aptamers.

©Copyright Universal Biosensors 2021. Private and confidential.

Achievements

12 months ended 30 June 2021

Strong share price growth

Midday 28 June 21


ubi
CLOSE $0.200 30/6/2020
0.82
0.60
0.40
0.20
July
2020
August
September
October
November
December
January
2021
February
March
April
May
June

Placing the universal power of biosensors into the hands of those who need it

©Copyright Universal Biosensors 2021. Private and confidential.

Universal Biosensors

Future

Sentia

Additional Sentia distribution agreements for Rest of World expected during H2 2021 to deliver strong sales growth.

3 more new products to be launched in 2021; Malic Acid, Glucose and Fructose.

2 future products in Acetic and Total Acid are in development and expected during 2022.



2021
2022
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
MALIC ACID
Commercial Product Available Q4FY21
GLUCOSE
Commercial Product Available end 2021
FRUCTOSE
Commercial Product Available end 2021
TOTAL ACIDS
TBD (tech review ongoing)
ACETIC ACID
TBD (Proof of Concept Stage)

©Copyright Universal Biosensors 2021. Private and confidential.

Future

Xprecia Stride

Secure additional Xprecia Stride agreements to deliver sales growth.

"Xprecia Prime" is the next generation Xprecia Stride device and test strip and will be ready for Clinical Trials during 2021.

Xprecia Prime FDA approval expected Q4 2022.

Xprecia Prime European and ROW approval expected Q4 2022.

©Copyright Universal Biosensors 2021. Private and confidential.

Future

Veterinary Diabetes Product

Biosensor development has commenced and is on track. Anticipated to launch H2 2022.

There are no significant regulatory hurdles.

Market opportunity in excess of $200m.



2020
2021
2022
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Proof of Concept
Prototype Meter
Concept/Feasibility
Design Freeze
Meter Development
Strip/SW Development
Commercial Product Expected Q2 2022
Validation & Launch

Vet Blood Glucose Monitoring (Million AUD)



400
350
300
250
200
150
100
50
0
2020
2021E
2022E
2023E
2024E
2025E
2026E

©Copyright Universal Biosensors 2021. Private and confidential.

Universal Biosensors

Future

Tn Antigen

UBI's vision is to identify and measure, then monitor the rate of growth of cancer cells from a handheld point-of-care biosensor device using a finger prick of whole blood.

There are 78 million carcinoma cancer remission patients globally. The blood testing market for the monitoring of those patients annually is estimated at $17 billion.

Tn antigen has been studied in more than 1,000 patient samples and may be used:

- **As a biomarker for Early Detection of Cancer,**
- **To measure the Aggressiveness and Progression of Cancer,**
- **To measure the Effectiveness of Cancer Treatment,**
- **To monitoring the State of Cancer Remission,**
- **In Research and Development markets.**

©Copyright Universal Biosensors 2021. Private and confidential.

Future

Tn Antigen

UBI is establishing collaboration agreements, memorandums of understanding, ethics approvals and protocols to commence Pre-Clinical trials for cancer patient blood samples at 5 global institutions.

- **Preclinical trials to commence H2 2021 comprising of 400+ patient samples spread across breast, prostate and colorectal cancers.**
- **Trials forecast to conclude H1 2022.**
- **Tn antigen biosensor is forecast to be ready for Regulatory Clinical Trials during 2023.**
- **Regulatory work and planning for the approval of Tn Antigen in 2024 for:**
- **USA,**
- **Europe,**
- **Rest of the World has begun.**

Dr Wren Greene Senior Fellow at Deakin University Frontier Materials said…. "The Tn biosensor will be incredibly sensitive and will give people peace of mind. Current cancer tests are expensive and are often only able to be conducted once or twice a year."

"The new Tn biosensor will allow more frequent testing enabling much earlier diagnosis and consequently better prognosis for patients whose cancer has recurred. Ultimately, we expect the Tn biosensor will also be used as a point of care diagnostic tool for first time cancer diagnosis."

©Copyright Universal Biosensors 2021. Private and confidential.

Universal Biosensors

Future

Tn Antigen cancer biomarker timeline to market


2021
2022
2023
2024
Q1
Q2
Q3
Q4
Proof of Concept
Tech Capability Assessment
Meter Development
Strip Development
Process Charact.
Validation & Verification
Clinical Studies
Registration
Design freeze
Clinic Ready
Launch Q4 2024

Placing the universal power of biosensors into the hands of those who need it

©Copyright Universal Biosensors 2021. Private and confidential.

Universal Biosensors

Future

New Technology

Expansion of UBI's diagnosis and monitoring product range into oncology, women's health, veterinary and other areas.

New technologies are in due diligence which could further increase UBI's platform detection limits and/or bring new biosensors onto our platform.

Good progress with Aptamer technology.

In addition to cancer biomarkers, UBI is specifically targeting the three key Fertility Hormones (Estradiol, Progesterone, Luteinising Hormone). Work continues.

©Copyright Universal Biosensors 2021. Private and confidential.

Future

The importance of UBI's new technology



10^{-3}
Millimolar
10^{-6}
Micromolar
10^{-9}
Nanomolar
10^{-12}
Picomolar
10^{-15}
Femtomolar
Blood Glucose
Wine
FreeSO$_2$
Malic
Total Acid
Acetic Acid
Glucose
Fructose
Coagulation PT/INR
Products
Antigen
Estradiol
Progesterone
Luteinizing Hormone
Cancer Markers
Agricultural and Environmental Testing for
Lead,
Mercury,
Arsenic,
Cadmium
Products in Development

Placing the universal power of biosensors into the hands of those who need it

©Copyright Universal Biosensors 2021. Private and confidential.

Universal Biosensors

END

John Sharman
Chief Executive Officer
Universal Biosensors, Inc

©Copyright Universal Biosensors 2021. Private and confidential.

Universal Biosensors